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                                                                    EXHIBIT 99.1

                      WHITE ELECTRONIC DESIGNS CORPORATION
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of White Electronic Designs Corporation (the "Company") on Form 10-K for the period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hamid R. Shokrgozar, the Chief Executive Officer of the Company, certify, pursuant to the U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         /s/ Hamid R. Shokrgozar
                                                         -----------------------
                                                             Hamid R. Shokrgozar

                                                         Chief Executive Officer
                                                               December 20, 2002